                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                ----------------




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 1999
                                                  ----------------


                         INTERMEDIA COMMUNICATIONS INC.
-----------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                                            59-2913586
--------------------------------                           ------------------
 (STATE OR OTHER JURISDICTION                                (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)




                                    0-20135
                            ------------------------
                            (COMMISSION FILE NUMBER)


3625 Queen Palm Drive, Tampa, Florida                                33619-1309
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------

ITEM 5.  OTHER EVENTS.
----------------------

     On February 9, 1999, the Registrant issued the press releases attached hereto as Exhibits 99.1 and 99.2.

     On February 1, 1999, the Company's board of directors approved, subject to consummation of the Offering (as described in the attached press release), a 1999 capital expenditure budget of approximately $480 million (which does not include the non-cash Williams network capacity purchase and includes approximately $60 million of capital expenditures associated with the Web hosting business). If the Offering is consummated, the Company believes its business plan will be funded into the second half of 2000. If the Offering is not consummated, management of the Company intends to arrange alternate financing, such as the bank credit facility referred to below, or to submit to the board of directors for its approval a scaled down capital expenditure budget which can be funded through the end of 1999 from the Company's existing resources. Depending on market conditions, the Company may determine to raise additional capital at any time. There can be no assurance, however, that the Company will be successful in raising sufficient debt or equity on terms that it will consider acceptable. Moreover, the terms of the Company's outstanding indebtedness and preferred stock impose certain restrictions upon the Company's ability to incur additional indebtedness or issue additional preferred stock. The Company has entered discussions with several banks for a bank credit facility, although there can be no assurance that a bank facility on terms satisfactory to the Company will be established.


ITEM 7.  EXHIBITS
-----------------

  99.1      Press Release dated February 9, 1999.
  99.2      Press Release dated February 9, 1999.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 9, 1999

                         INTERMEDIA COMMUNICATIONS INC.
                         ------------------------------
                                  (Registrant)



                         By: /s/ Robert M. Manning
                             ---------------------------------------
                             Name:  Robert M. Manning
                             Title: Senior Vice President and
                                    Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------
Exhibit
   No.      Description
-------     -----------

  99.1      Press Release dated February 9, 1999.
  99.2      Press Release dated February 9, 1999.